UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04985

Templeton Emerging Markets Fund
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 954 527-7500

Date of fiscal year end: 8/31

Date of reporting period: 2/28/22

Item 1. Reports to Stockholders.

a.)

The following is a copy of the report transmitted to shareholders pursuant to Rule30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1.)

b.)

A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report.
Not Applicable
.

Semiannual Report
Templeton Emerging
Markets Fund
February 28, 2022

Not FDIC Insured May Lose Value No Bank Guarantee
franklintempleton.com
Semiannual Report

Contents
Seminnual Report
Templeton Emerging Markets Fund 2
Performance Summary 6
Financial Highlights and Statement of Investments 9
Financial Statements 14
Notes to Financial Statements 17
Important Information to Shareholders 26
Annual Meeting of Shareholders 28
Dividend Reinvestment and Cash Purchase Plan 29
Shareholder Information 31
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Semiannual Report
SEMIANNUAL REPORT
Templeton Emerging Markets Fund
Dear Shareholder:
This semiannual report for Templeton Emerging Markets
Fund covers the period ended February 28 , 2022 .
Your Fund’s Goal and Main Investments
The Fund seeks long-term capital appreciation by investing,
under normal market conditions, at least 80% of its net
assets in emerging country equity securities.
Performance Overview
The Fund posted cumulative total returns of -11.25% based
on market price and -14.54% based on net asset value for
the six months under review. The Fund’s benchmark, the
MSCI Emerging Markets (EM) Index-NR, posted a -9.81%
cumulative total return for the same period.
1
You can find
the Fund’s long-term performance data in the Performance
Summary on page 6 .
Performance data represent past performance, which does
not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when
you sell your shares. Current performance may differ from
figures shown.
Economic and Market Overview
Emerging market economies continued to grow during the
six months ended February 28, 2022, though resurgent
COVID-19 outbreaks and supply-chain issues tempered
growth in some countries. Several emerging market central
banks raised benchmark interest rates to stem inflation,
continuing a trend that started in early 2021. During the
period, emerging market equities were hurt by investor
concerns about the global spread of COVID-19 variants,
rising inflation, new Chinese government regulations on
certain businesses and the Russian invasion of Ukraine.
Regarding individual countries, China’s year-on-year growth
rate moderated in 2021’s third and fourth quarters due to
supply-chain issues, domestic COVID-19 outbreaks, power
shortages and a property market slowdown. Taiwan’s year-
on-year growth rate moderated in 2021’s third quarter as
private consumption was impacted by a spike in infections.
Growth accelerated in the fourth quarter due to continued
solid foreign demand for electronics and a recovery in
private spending, which was aided by easing COVID-19-
related restrictions and government stimulus. South Korea’s
year-on-year growth rate moderated in the third quarter in
part due to new restrictions to contain the Delta variant,
then accelerated slightly in the fourth quarter due to growth in private and government spending. India’s year-on-year
growth rates moderated in 2021’s third and fourth quarters,
but were still robust. Economic growth was supported by
progress in vaccine distribution, which eased COVID-19-
related economic disruptions, and government stimulus
measures. Russia’s year-on-year growth rate moderated in
the third quarter of 2021, but was still above pre-pandemic
levels due to high commodity prices. Brazil’s year-on-year
growth rate moderated in 2021’s third and fourth quarters as imports outpaced exports.
Turning to specific countries’ monetary policies, the People’s
Bank of China lowered its benchmark loan prime rate twice
in an effort to spur growth. The central banks of Taiwan
and India left their benchmark interest rates unchanged. In
contrast, the central banks of South Korea and Brazil raised their respective benchmark interest rates multiple times
to combat rising inflation. The central bank of Russia also
raised its benchmark interest rate multiple times, including more than doubling the rate in late February 2022 to offset
ruble devaluation caused by sanctions imposed against
Russia in response to its invasion of Ukraine.
Geographic Composition
2/28/22
% of Total
Net Assets
Asia 86.4%
Latin America & Caribbean 11.6%
Europe 3.6%
North America 3.1%
Middle East & Africa 1.2%
Short-Term Investments & Other Net Assets -5.9%
1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Net Returns (NR) include income net of tax withholding when dividends are paid.
See www.franklintempletondatasources.com for additional data provider information.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 10 .

Templeton Emerging Markets Fund

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Semiannual Report
In this environment, emerging market stocks, as measured
by the MSCI EM Index-NR, posted a -9.81% total return
for the six months ended February 28, 2022.
1
Chinese
equities fell during the period due to new government
regulations targeting internet companies, strict lockdowns
to suppress COVID-19 outbreaks and a slowing property
market. Taiwanese equities fell slightly during the period,
with the country’s strong technology export sector limiting
losses in an overall negative environment for equities.
Russian equities plummeted after countries across the world
imposed stiff sanctions in response to the Russian invasion
of Ukraine. The government halted stock market trading
and the ruble weakened significantly. Brazilian equities fell modestly, with higher commodity prices and encouraging
economic data late in the period helping reverse some
earlier losses caused by investor concerns about rising
inflation, mounting debt levels and increased interest rates.
Investment Strategy
Our investment strategy employs a fundamental, value-
oriented, long-term approach. We focus on the market price
of a company’s securities relative to our evaluation of the
company’s long-term earnings, asset value and cash flow
potential. As we look for investments, we focus on specific
companies and undertake in-depth research to construct an
action list from which we make our buy decisions. Before
we make a purchase, we look at the company’s potential
for earnings and growth over a five-year horizon. During
our analysis, we also consider the company’s position in its sector, the economic framework and political environment.
Manager’s Discussion
During the six months under review, key contributors to the
Fund’s absolute performance included MediaTek, Longshine
Technology Group and Kasikornbank.
Taiwan-based MediaTek is a major chip designer in the
semiconductor industry and develops chips for smartphones
and other technology devices. Upbeat growth expectations
for the semiconductor industry buoyed shares of the
company. MediaTek reported better-than-expected fourth-
quarter 2021 corporate results, with solid year-on-year
revenue and earnings growth as well as higher profit
margins. Management also voiced strong revenue growth
and above-consensus profitability expectations for 2022.
Signaling commitment to enhancing shareholder returns,
a special dividend payment from 2021-2024 was also
announced. Investors were also optimistic about demand for
the company’s new chip for 5G smartphones.
China-based Longshine Technology is an information
technology business that provides customized software
for the state power grid, as well as public utilities payment solutions and internet television services for consumers.
Shares rallied due to solid third-quarter 2021 revenue
and net profit growth, along with growth opportunities as
energy digitalization gains pace in China amid the country’s decarbonization efforts. The company also announced
preliminary attributable profits for 2021, which registered
double-digit year-on-year growth. Investors expect growth
in digital grid investments and reforms in the power market,
Top 10 Countries
2/28/22
a
% of Total
Net Assets
a a
China 29.6%
South Korea 24.4%
Taiwan 18.6%
India 10.0%
Brazil 9.3%
United States 3.1%
Thailand 2.1%
Mexico 1.8%
United Kingdom 1.6%
Russia 1.3%
Top 10 Holdings
2/28/22
Company
Industry , Country
% of Total
Net Assets
a a
Taiwan Semiconductor Manufacturing Co. Ltd. 12.7%
Semiconductors & Semiconductor Equipment,
Taiwan
Samsung Electronics Co. Ltd. 11.8%
Technology Hardware, Storage & Peripherals,
South Korea
ICICI Bank Ltd. 5.9%
Banks, India
Alibaba Group Holding Ltd. 5.6%
Internet & Direct Marketing Retail, China
MediaTek , Inc. 4.3%
Semiconductors & Semiconductor Equipment,
Taiwan
Tencent Holdings Ltd. 4.2%
Interactive Media & Services, China
NAVER Corp. 3.7%
Interactive Media & Services, South Korea
China Merchants Bank Co. Ltd. 3.0%
Banks, China
Guangzhou Tinci Materials Technology Co. Ltd. 2.9%
Chemicals, China
LG Corp. 2.4%
Industrial Conglomerates, South Korea

Templeton Emerging Markets Fund

franklintempleton.com
Semiannual Report
amid a growing requirement for upgraded power trading and
settlement systems, to further drive Longshine Technology’s
revenues. The company’s platform supporting electric
vehicle (EV) charging services also makes it a beneficiary of the rising adoption of EVs.
Kasikornbank is one of Thailand's five largest banks in
terms of assets. The bank reported better-than-expected
fourth-quarter 2021 profit on lower provisioning and strong
loan and net interest income growth. Management also
guided for stable improvement in loan growth, credit cost
and asset quality for 2022. The Thai economy returned to
growth ahead of expectations in 2021’s fourth quarter due to robust exports, a recovery in domestic activity and reopening of borders to tourists, all of which boosted expectations of recoveries in Kasikornbank’s key business areas such as
corporate and small- and medium-sized enterprise lending.
A gradual reduction was also seen in the bank’s large,
restructured loan book in the fourth quarter as borrowers
exited from loan relief programs.
Conversely, major detractors from absolute performance
included Alibaba Group Holding, NAVER and several
Russian holdings, including Sberbank of Russia, LUKOIL
and Yandex.
Alibaba is the leading e-commerce company in China.
Weakening consumption trends amid repeated COVID-19
outbreaks and concerns about intensified competition in
the domestic e-commerce market weighed on sentiment
in the stock. An organizational restructure in late 2021,
following the launch of several strategic initiatives, suggested management had been actively seeking solutions to
challenges faced by the company. Alibaba reported mixed
fourth-quarter 2021 corporate results with above-consensus
earnings, but slightly lower-than-expected revenue. News
of the Chinese government monitoring domestic banks’
exposure to Alibaba’s financial technology arm Ant Group
also weighed on investor sentiment. We remain confident
in the strength of Alibaba’s e-commerce ecosystem. The
company has also been pursuing a multi-engine growth
strategy for the longer term, which includes building up its cloud and international e-commerce businesses.
NAVER operates South Korea’s largest search engine and
offers e-commerce, financial technology, digital content,
cloud and other services. The company’s share price
has fallen sharply since September 2021 due to market
concerns over policymakers’ plans to potentially regulate
technology platforms’ financial technology businesses
and overall market dominance. Although NAVER reported
above-consensus fourth-quarter 2021 revenue growth,
earnings missed market expectations on higher development
and operating costs. Concerns that expansion into
unprofitable new businesses in an uncertain macroeconomic
environment further impacted market sentiment. However,
we believe that NAVER is in a good position to build a
thriving ecosystem integrating e-commerce, payments,
digital content and other services based on its foundation in search and advertising. We see longer-term monetization
and growth opportunities for the company.
Before Russia’s invasion of Ukraine, we had maintained
our position in Russian stocks including Sberbank, one of
the biggest banks in the country, LUKOIL, a major Russian
oil producer, and Yandex, Russia’s largest search engine,
given the belief that diplomacy could resolve the issue.
After the invasion, stock prices declined significantly. We
trimmed the Fund’s holding in Sberbank as a risk mitigation
measure. At the time of writing, in addition to the closure of the Russian market, trading in Russian companies whose
shares are traded using American and Global Depositary
Receipts (ADRs/GDRs) listed in international exchanges
has also been suspended. Given these facts, on March 4,
2022, the Russian company securities that are halted on
all tradeable exchanges were fair valued at zero by the
Franklin Templeton Valuation Committee, representing
unrealized depreciation of $3,298,993 from the Fund value
as of February 28, 2022. In concluding upon a zero value,
we took into account the continued uncertainty in the market, restrictions to trade the shares both onshore and offshore,
and a lack of any price discovery mechanism to provide
indications of residual value.
In the past six months, we increased the Fund’s holdings
in Brazil, South Korea and U.S.-listed companies with
significant exposure to emerging markets due to the
availability of attractive investment opportunities. In terms of sectors, additions were made in the materials, consumer
discretionary and energy. We initiated exposure to several
new investments as we continued to identify companies with
sustainable earnings power trading at a discount to their
intrinsic worth. Key additions included Genpact, a U.S.-listed technology services company with significant exposure
to India, Petroleo Brasileiro, Brazil’s national oil and gas company, and LG Chem, a South Korean petrochemicals
company that also owns a majority stake in a newly listed
EV battery maker. Exposure to Germany was also initiated
via the addition of Delivery Hero, a German-listed delivery
company with significant exposure to South Korea, Saudi
Arabia and other emerging markets. Additionally, we added
to our existing high-conviction portfolio holdings with
purchases in Guangzhou Tinci Materials Technology, which
produces electrolytes for EV batteries, the aforementioned
Alibaba, and POSCO, a South Korean steel manufacturer.

Templeton Emerging Markets Fund

franklintempleton.com
Semiannual Report
In contrast, the Fund reduced its investments in Taiwan,
China and South Africa in favor of opportunities we found
more compelling. Sectors which experienced the largest
sales were communication services, information technology
and real estate. In terms of key sales, we reduced positions in several holdings, including Taiwanese semiconductor
company Taiwan Semiconductor Manufacturing Co.,
South Korean diversified electronics company Samsung
Electronics and Chinese internet services provider Tencent
Holdings, allowing the Fund to realign its portfolio and raise funds for new opportunities.
Thank you for your continued participation in Templeton
Emerging Markets Fund. We look forward to serving your
future investment needs.
Sincerely,
Chetan Sehgal, CFA
Andrew Ness, CFA
Portfolio Management Team
The foregoing information reflects our analysis, opinions
and portfolio holdings as of February 28, 2022, the end
of the reporting period. The way we implement our main
investment strategies and the resulting portfolio holdings
may change depending on factors such as market and
economic conditions. These opinions may not be relied upon
as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their
completeness or accuracy. Although historical performance
is no guarantee of future results, these insights may help you understand our investment management philosophy.
CFA
®
is a trademark owned by CFA Institute.

Performance Summary as of February 28, 2022
Templeton Emerging Markets Fund

franklintempleton.com
Semiannual Report
Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.
Performance as of 2/28/22
1
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
Cumulative Total Return
2
Average Annual Total Return
2
Based on
NAV
3
Based on
market price
4
Based on
NAV
3
Based on
market price
4
6-Month -14.54% -11.25% -14.54% -11.25%
1-Year -19.39% -19.28% -19.39% -19.28%
5-Year +38.96% +48.63% +6.80% +8.25%
10-Year +28.26% +32.32% +2.52% +2.84%
See page 8 for Performance Summary footnotes.

Templeton Emerging Markets Fund
Performance Summary

franklintempleton.com
Semiannual Report
See page 8 for Performance Summary footnotes.
Total Return Index Comparison for a Hypothetical $10,000 Investment
1
Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.
9/1/11–8/31/21

Templeton Emerging Markets Fund
Performance Summary

franklintempleton.com
Semiannual Report
All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency volatility, economic instability, and social and political developments of countries where the Fund invests. Emerging markets, of which frontier markets are a subset, are subject to all of the risks of foreign investing generally and have additional heightened risks due to these markets' smaller size and lesser liquidity, and lack of established legal, political, business and social frameworks to support securities markets. The risks of investing in traditional emerging markets are magnified in frontier markets countries because they generally have smaller economies and even less developed capital markets than in traditional emerging markets. Some of these heightened risks may include political and social uncertainty (for example, regional conflicts and risk of war); pervasiveness of corruption and crime in these countries’ economic systems; delays in settling portfolio securities transactions; risk of loss arising out of the system of share registration and custody used in these countries; greater sensitivity to interest-rate changes; currency and capital controls; currency exchange rate volatility; and inflation, deflation or currency devaluation. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.
The Fund may invest in eligible China A shares (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong
Kong Stock Connect program, as well as eligible China A shares listed and traded on the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock
Connect program (collectively, “Stock Connect”) and may invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the
China-Hong Kong Bond Connect program (“Bond Connect”).
Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, investors in Stock
Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. In addition,
Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.
While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect program is subject to trading, clearance and settle-
ment procedures that are untested in China, which could pose risks to the Fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai
Clearing House). This recordkeeping system subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership. Bond
Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.
The application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect and Bond Connect programs, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.
Russia’s regional conflicts, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its regional conflicts. The United States and other countries have also imposed sanctions on Belarus and may impose sanctions on other countries that support Russia’s regional conflicts. These sanctions, as well as any other consequences related to the regional conflicts, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to sanctions related to the regional conflicts. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the regional conflicts, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired and these risks could affect the value of the Fund’s portfolio.
Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance.
1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 10/31/22. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
3. Assumes reinvestment of distributions based on net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
5. Source: Morningstar. The MSCI Emerging Markets (EM) Index-NR is a free float-adjusted, market capitalization-weighted index designed to measure the equity market performance of global emerging markets. Net Returns (NR) include income net of tax withholding when dividends are paid.
See www.franklintempletondatasources.com for additional data provider information.
Distributions
(9/1/21–2/28/22)
Net Investment
Income
Short-Term
Capital Gain
Long-Term
Capital Gain Total
$0.4051 $0.3483 $0.3563 $1.1097

Templeton Emerging Markets Fund
Financial Highlights
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Semiannual Report

a
Six Months
Ended
February
28, 2022
(unaudited)
Year Ended August 31,
2021 2020 2019 2018 2017
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period ..... $20.09 $17.58 $16.09 $16.90 $18.32 $13.92
Income from investment operations:
Net investment income
a
............. 0.03 0.11 0.15 0.21
b
0.14 0.16
Net realized and unrealized gains (losses) (2.86) 3.04 2.44 (0.27) (0.51) 4.39
Total from investment operations ........ (2.83) 3.15 2.59 (0.06) (0.37) 4.55
Less distributions from:
Net investment income .............. (0.41) (0.18) (0.60) (0.20) (0.25) (0.20)
Net realized gains ................. (0.70) (0.48) (0.55) (0.58) (0.87) —
Total distributions ................... (1.11) (0.66) (1.15) (0.78) (1.12) (0.20)
Repurchase of shares .............. 0.01 0.02 0.05 0.03 0.07 0.05
Net asset value, end of period .......... $16.16 $20.09 $17.58 $16.09 $16.90 $18.32
Market value, end of period
c
........... $14.85 $17.89 $15.38 $14.18 $14.61 $16.45
Total return (based on net asset value per
share)
d
........................... (14.54)% 18.04% 16.34% 0.29% (2.11)% 33.40%
Total return (based on market value per
share)
d
........................... (11.25)% 20.40% 16.45% 2.80% (5.14)% 33.10%
Ratios to average net assets
e
Expenses before waiver and payments by
affiliates .......................... 1.49% 1.49% 1.52% 1.60% 1.38% 1.37%
Expenses net of waiver and payments by
affiliates .......................... 1.49%
f
1.48% 1.50% 1.58% 1.38%
f
1.37%
f,g
Net investment income ............... 0.36% 0.52% 0.90% 1.30%
b
0.79% 1.03%
Supplemental data
Net assets, end of period (000’s) ........ $258,857 $323,924 $285,668 $268,845 $287,115 $321,004
Portfolio turnover rate ................ 10.67% 23.19% 17.56% 21.56% 11.69% 20.38%
Total outstanding borrowings on credit
facility at end of period (000’s ) .......... $25,000 $15,000 $15,000 $10,000 $— $—
Asset coverage per $1,000 of debt ...... $11,354 $22,595 $20,045 $27,885 $— $—
a
Based on average daily shares outstanding.
b
Net investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.95%.
c
Based on the last sale on the New York Stock Exchange.
d
Total return is not annualized for periods less than one year.
e
Ratios are annualized for periods less than one year
f
Benefit of waiver and payments by affiliates rounds to less than 0.01%.
g
Benefit of expense reduction rounds to less than 0.01%.

Templeton Emerging Markets Fund
Statement of Investments (unaudited), February 28, 2022
franklintempleton.com
Semiannual Report The accompanying notes are an integral part of these financial statements.

a a Industry Shares a Value
a
Common Stocks 101.0%
Brazil 4.4%
a
Americanas SA .................. Internet & Direct Marketing Retail 303,233 $ 1,774,087
B3 SA - Brasil Bolsa Balcao ........ Capital Markets 905,584 2,543,586
a
M Dias Branco SA ................ Food Products 109,200 481,464
TOTVS SA ..................... Software 47,700 305,077
Vale SA ........................ Metals & Mining 296,942 5,500,345
a
XP, Inc., A ...................... Capital Markets 24,872 804,360
11,408,919
Cambodia 0.3%
NagaCorp Ltd. .................. Hotels, Restaurants & Leisure 730,000 674,192
China 29.6%
a
Alibaba Group Holding Ltd. ......... Internet & Direct Marketing Retail 1,106,788 14,569,714
b
BAIC Motor Corp. Ltd., H, 144A, Reg S Automobiles 360,000 125,776
a
Baidu, Inc., ADR ................. Interactive Media & Services 11,594 1,767,389
c
Brilliance China Automotive Holdings
Ltd. ......................... Automobiles 8,358,200 2,881,656
a
Chervon Holdings Ltd. ............. Household Durables 39,000 335,873
China Merchants Bank Co. Ltd., A .... Banks 977,130 7,733,190
China Resources Cement Holdings Ltd. Construction Materials 3,236,891 2,769,795
China Resources Land Ltd. ......... Real Estate Management & Development 197,725 961,800
COSCO SHIPPING Ports Ltd. ....... Transportation Infrastructure 315,371 259,891
a
Daqo New Energy Corp., ADR ...... Semiconductors & Semiconductor Equipment 76,746 3,680,738
b
Greentown Service Group Co. Ltd., Reg
S ........................... Real Estate Management & Development 1,092,400 1,097,348
Guangzhou Tinci Materials Technology
Co. Ltd., A .................... Chemicals 445,760 7,574,168
Health & Happiness H&H International
Holdings Ltd. .................. Food Products 589,000 913,575
a,d
JD.com, Inc., A .................. Internet & Direct Marketing Retail 11,101 396,524
Keshun Waterproof Technologies Co.
Ltd., A ....................... Construction Materials 687,488 1,489,102
Longshine Technology Group Co. Ltd., A Software 402,034 2,095,069
NetEase , Inc., ADR ............... Entertainment 19,164 1,827,096
a
New Oriental Education & Technology
Group, Inc., ADR ............... Diversified Consumer Services 99,880 150,819
Ping An Bank Co. Ltd., A ........... Banks 852,800 2,136,536
Ping An Insurance Group Co. of China
Ltd., H ....................... Insurance 404,337 3,135,114
a
Prosus NV ..................... Internet & Direct Marketing Retail 71,146 4,415,875
Tencent Holdings Ltd. ............. Interactive Media & Services 203,832 10,999,115
a
Tencent Music Entertainment Group,
ADR ........................ Entertainment 348,416 1,877,962
Uni -President China Holdings Ltd. .... Food Products 2,074,094 2,156,812
Weifu High-Technology Group Co. Ltd.,
B ........................... Auto Components 269,612 537,043
a,b
Wuxi Biologics Cayman, Inc., 144A, Reg
S ........................... Life Sciences Tools & Services 82,000 678,261
76,566,241
Egypt 0.1%
a
E-Finance for Digital & Financial
Investments ................... IT Services 326,466 377,568
a
Hong Kong 0.2%
Techtronic Industries Co. Ltd. ....... Machinery 28,700 480,902
Hungary 0.7%
Richter Gedeon Nyrt . ............. Pharmaceuticals 90,408 1,898,577

Templeton Emerging Markets Fund
Statement of Investments (unaudited)
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Semiannual Report

a a Industry Shares a Value
a
Common Stocks
(continued)
India 10.0%
ACC Ltd. ....................... Construction Materials 23,700 $ 658,606
Bajaj Holdings & Investment Ltd. ..... Diversified Financial Services 50,655 3,500,701
ICICI Bank Ltd. .................. Banks 1,551,120 15,328,236
Infosys Ltd. ..................... IT Services 88,535 2,013,079
Tata Consultancy Services Ltd. ...... IT Services 64,980 3,071,164
Tata Investment Corp. Ltd. ......... Capital Markets 74,321 1,313,919
25,885,705
Indonesia 0.9%
Astra International Tbk . PT ......... Automobiles 5,818,600 2,357,267
Mexico 1.8%
Banco Santander Mexico SA Institucion
de Banca Multiple Grupo Financiero
Santand , ADR ................. Banks 766,117 4,282,594
a,b
Nemak SAB de CV, 144A, Reg S .... Auto Components 1,845,731 384,783
4,667,377
Pakistan 0.4%
MCB Bank Ltd. .................. Banks 1,048,503 932,658
Peru 0.5%
Intercorp Financial Services, Inc. ..... Banks 37,386 1,207,568
Russia 1.3%
Gazprom PJSC, ADR ............. Oil, Gas & Consumable Fuels 112,393 297,339
LUKOIL PJSC, ADR .............. Oil, Gas & Consumable Fuels 86,387 1,620,350
Sberbank of Russia PJSC, ADR ..... Banks 253,682 265,113
a,b
VK Co. Ltd., GDR, Reg S .......... Interactive Media & Services 56,814 41,252
a,c
Yandex NV, A ................... Interactive Media & Services 87,356 1,074,939
3,298,993
Saudi Arabia 0.1%
a,b
Delivery Hero SE, 144A, Reg S ...... Internet & Direct Marketing Retail 7,600 407,274
a
South Africa 0.9%
a
Massmart Holdings Ltd. ............ Food & Staples Retailing 521,977 1,791,787
Naspers Ltd., N .................. Internet & Direct Marketing Retail 4,455 560,935
2,352,722
South Korea 24.4%
Fila Holdings Corp. ............... Textiles, Apparel & Luxury Goods 83,240 2,459,932
KT Skylife Co. Ltd. ............... Media 45,931 326,175
a
LegoChem Biosciences, Inc. ........ Life Sciences Tools & Services 30,894 1,139,823
LG Chem Ltd. ................... Chemicals 2,915 1,383,372
LG Corp. ....................... Industrial Conglomerates 98,917 6,217,294
NAVER Corp. ................... Interactive Media & Services 36,194 9,644,682
POSCO ....................... Metals & Mining 17,201 4,092,750
Samsung Electronics Co. Ltd. ....... Technology Hardware, Storage & Peripherals 505,227 30,443,291
Samsung Life Insurance Co. Ltd. ..... Insurance 86,446 4,322,495
Soulbrain Co. Ltd. ................ Chemicals 16,799 3,207,709
63,237,523
Taiwan 18.6%
Hon Hai Precision Industry Co. Ltd. ... Electronic Equipment, Instruments &
Components 959,083 3,564,733
Largan Precision Co. Ltd. .......... Electronic Equipment, Instruments &
Components 3,243 235,821
MediaTek , Inc. .................. Semiconductors & Semiconductor Equipment 278,823 11,024,612

Templeton Emerging Markets Fund
Statement of Investments (unaudited)
franklintempleton.com
Semiannual Report The accompanying notes are an integral part of these financial statements.

a a Industry Shares a Value
a
Common Stocks
(continued)
Taiwan (continued)
PChome Online, Inc. .............. Internet & Direct Marketing Retail 134,582 $ 547,589
Taiwan Semiconductor Manufacturing
Co. Ltd. ...................... Semiconductors & Semiconductor Equipment 1,525,136 32,809,646
48,182,401
Thailand 2.1%
Kasikornbank PCL ............... Banks 662,952 3,330,592
Kiatnakin Phatra Bank PCL ......... Banks 534,625 1,118,604
Thai Beverage PCL ............... Beverages 1,836,100 902,977
5,352,173
United Kingdom 1.6%
Unilever plc ..................... Personal Products 81,734 4,105,048
United States 3.1%
Cognizant Technology Solutions Corp.,
A ........................... IT Services 51,668 4,450,165
Genpact Ltd. .................... IT Services 86,999 3,640,038
8,090,203
Total Common Stocks (Cost $187,331,804) .....................................
261,483,311
a
Preferred Stocks 4.9%
Brazil 4.9%
e
Banco Bradesco SA, ADR, 4.35% .... Banks 1,275,970 4,925,244
e
Itau Unibanco Holding SA, ADR, 5.87% Banks 1,010,386 4,880,164
a,d
Petroleo Brasileiro SA ............. Oil, Gas & Consumable Fuels 438,553 2,878,091
12,683,499
Total Preferred Stocks (Cost $10,522,402) ......................................
12,683,499
Rights
a a
Rights 0.0%
†
Brazil 0.0%
†
a
Americanas SA , 3/03/22 ........... Internet & Direct Marketing Retail 6,744 8,443
Total Rights (Cost $–) ........................................................
8,443
Shares
a a a
Escrows and Litigation Trusts 0.0%
a,c
Hemisphere Properties India Ltd.,
Escrow Account ................ 38,214 —
Total Escrows and Litigation Trusts (Cost $–) ...................................
—
Total Long Term Investments (Cost $197,854,206) ...............................
274,175,253

Templeton Emerging Markets Fund
Statement of Investments (unaudited)
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Semiannual Report

Short Term Investments 4.3%
a a
Industry Shares a Value
a a a a a a
Money Market Funds 4.3%
United States 4.3%
f,g
Institutional Fiduciary Trust - Money
Market Portfolio, 0.01% .......... 11,253,405 $ 11,253,405
Total Money Market Funds (Cost $11,253,405) ..................................
11,253,405
a a a a a
Total Short Term Investments (Cost $11,253,405 ) ................................
11,253,405
a a a
Total Investments (Cost $209,107,611) 110.2% ..................................
$285,428,658
h
Credit Facility (9.7)% .........................................................
(25,000,000)
Other Assets, less Liabilities (0.5)% ...........................................
(1,571,661)
Net Assets 100.0% ...........................................................
$258,856,997
a a a
See A bbreviations on page 25
.
†
Rounds to less than 0.1% of net assets.
a
Non-income producing.
b
Security was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At February 28, 2022, the aggregate value of these securities was $2,734,694, representing 1.1% of net assets.
c
Fair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.
d
A portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
e
Variable rate security. The rate shown represents the yield at period end.
f
See Note 3(c) regarding investments in affiliated management investment companies.
g
The rate shown is the annualized seven-day effective yield at period end.
h
See Note 8 regarding Credit Facility.

Templeton Emerging Markets Fund
Financial Statements
Statement of Assets and Liabilities
February 28, 2022 (unaudited)
franklintempleton.com
Semiannual Report The accompanying notes are an integral part of these financial statements.

Templeton
Emerging
Markets Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers ................................................................... $197,854,206
Cost - Non-controlled affiliates (Note 3c) ........................................................ 11,253,405
Value - Unaffiliated issuers .................................................................. $274,175,253
Value - Non-controlled affiliates (Note 3c) ....................................................... 11,253,405
Receivables:
Invest ment securities sold ................................................................... 10,898,244
Dividends ............................................................................... 803,425
Total assets .......................................................................... 297,130,327
Liabilities:
Payables:
Investment securities purchased .............................................................. 11,248,953
Credit facility (Note 8) ...................................................................... 25,000,000
Management fees ......................................................................... 268,704
Trustees' fees and expenses ................................................................. 12,116
Accrued interest (Note 8) ................................................................... 73,291
Deferred tax ............................................................................... 1,477,177
Accrued expenses and other liabilities ........................................................... 193,089
Total liabilities ......................................................................... 38,273,330
Net assets, at value ................................................................. $258,856,997
Net assets consist of:
Paid-in capital ............................................................................. $182,065,579
Total distributable earnings (losses) ............................................................. 76,791,418
Net assets, at value ................................................................. $258,856,997
Shares outstanding ......................................................................... 16,016,540
Net asset value per share .................................................................... $16.16

Templeton Emerging Markets Fund
Financial Statements
Statement of Operations
for the six months ended February 28, 2022 (unaudited)
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Semiannual Report

Templeton
Emerging
Markets Fund
Investment income:
Dividends:
Unaffiliated issuers ........................................................................ $2,762,685
Non-controlled affiliates (Note 3c) ............................................................. 425
Income from securities loaned:
Unaffiliated entities (net of fees and rebates) ..................................................... 705
Non-controlled affiliates (Note 3c) ............................................................. 4
Total investment income ................................................................... 2,763,819
Expenses:
Management fees (Note 3a) ................................................................... 1,869,589
Transfer agent fees ......................................................................... 31,273
Custodian fees ............................................................................. 29,228
Reports to shareholders fees .................................................................. 19,356
Registration and filing fees .................................................................... 12,101
Professional fees ........................................................................... 136,197
Trustees' fees and expenses .................................................................. 14,265
Interest expense (Note 8) ..................................................................... 104,285
Other .................................................................................... 15,859
Total expenses ......................................................................... 2,232,153
Expenses waived/paid by a ffiliates (Note 3c) ................................................... (4,354)
Net expenses ......................................................................... 2,227,799
Net investment income ................................................................ 536,020
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments: (net of foreign taxes of $103,882)
Unaffiliated issuers ...................................................................... 12,374,211
Foreign currency transactions ................................................................ (32,827)
Net realized gain (loss) .................................................................. 12,341,384
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers ...................................................................... (58,277,490)
Translation of other assets and liabilities denominated in foreign currencies .............................. (5,746)
Change in deferred taxes on unrealized appreciation ............................................... (34,465)
Net change in unrealized appreciation (depreciation) ............................................ (58,317,701)
Net realized and unrealized gain (loss) ............................................................ (45,976,317)
Net increase (decrease) in net assets resulting from operations .......................................... $(45,440,297)

Templeton Emerging Markets Fund
Financial Statements
Statements of Changes in Net Assets
franklintempleton.com
Semiannual Report The accompanying notes are an integral part of these financial statements.

Templeton Emerging Markets Fund
Six Months Ended
February 28, 2022
(unaudited)
Year Ended
August 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income ................................................. $536,020 $1,716,317
Net realized gain (loss) ................................................. 12,341,384 15,561,216
Net change in unrealized appreciation (depreciation) ........................... (58,317,701) 33,712,252
Net increase (decrease) in net assets resulting from operations ................ (45,440,297) 50,989,785
Distributions to shareholders .............................................. (17,828,262) (10,624,047)
Capital share transactions from – repurchase of shares (Note 2) .................... (1,798,822) (2,109,361)
Net increase (decrease) in net assets ................................... (65,067,381) 38,256,377
Net assets:
Beginning of period ..................................................... 323,924,378 285,668,001
End of period .......................................................... $258,856,997 $323,924,378

Templeton Emerging Markets Fund

franklintempleton.com
Semiannual Report
Notes to Financial Statements (unaudited)
1. Organization and Significant Accounting Policies
Templeton Emerging Markets Fund (Fund) is registered
under the Investment Company Act of 1940 (1940 Act) as a
closed-end management investment company and applies
the specialized accounting and reporting guidance in U.S.
Generally Accepted Accounting Principles (U.S. GAAP).
The following summarizes the Fund's significant accounting
policies.
a. Financial Instrument Valuation
The Fund's investments in financial instruments are carried
at fair value daily. Fair value is the price that would be
received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the
measurement date. The Fund calculates the net asset
value (NAV) per share each business day as of 4 p.m.
Eastern time or the regularly scheduled close of the New
York Stock Exchange (NYSE), whichever is earlier. Under
compliance policies and procedures approved by the Fund’s
Board of Trustees (the Board), the Fund's administrator has
responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund
may utilize independent pricing services, quotations from
securities and financial instrument dealers, and other market sources to determine fair value.
Equity securities listed on an exchange or on the NASDAQ
National Market System are valued at the last quoted sale
price or the official closing price of the day, respectively.
Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is
primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day
that the value of the security is determined. Over-the-counter
(OTC) securities are valued within the range of the most
recent quoted bid and ask prices. Securities that trade
in multiple markets or on multiple exchanges are valued
according to the broadest and most representative market.
Certain equity securities are valued based upon fundamental
characteristics or relationships to similar securities.
Investments in open-end mutual funds are valued at the
closing NAV.
The Fund has procedures to determine the fair value of
financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund
primarily employs a market-based approach which may
use related or comparable assets or liabilities, recent
transactions, market multiples, book values, and other
relevant information for the investment to determine the
fair value of the investment. An income-based valuation
approach may also be used in which the anticipated future
cash flows of the investment are discounted to calculate
fair value. Discounts may also be applied due to the nature
or duration of any restrictions on the disposition of the
investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market
existed.
Trading in securities on foreign securities stock exchanges
and OTC markets may be completed before 4 p.m. Eastern
time. In addition, trading in certain foreign markets may
not take place on every Fund's business day. Events can
occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into
question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the
value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at
4 p.m. Eastern time. In order to minimize the potential for
these differences, an independent pricing service may be
used to adjust the value of the Fund's portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At
February 28, 2022, certain securities may have been fair
valued using these procedures, in which case the securities
were categorized as Level 2 inputs within the fair value
hierarchy (referred to as “market level fair value”). See the
Fair Value Measurements note for more information.
When the last day of the reporting period is a non-business
day, certain foreign markets may be open on those days
that the Fund's NAV is not calculated, which could result
in differences between the value of the Fund's portfolio
securities on the last business day and the last calendar day of the reporting period. Any security valuation changes due
to an open foreign market are adjusted and reflected by the
Fund for financial reporting purposes.
b. Foreign Currency Translation
Portfolio securities and other assets and liabilities
denominated in foreign currencies are translated into U.S.
dollars based on the exchange rate of such currencies
against U.S. dollars on the date of valuation. The Fund may
enter into foreign currency exchange contracts to facilitate

Templeton Emerging Markets Fund
Notes to Financial Statements (unaudited)

franklintempleton.com
Semiannual Report
transactions denominated in a foreign currency. Purchases
and sales of securities, income and expense items
denominated in foreign currencies are translated into U.S.
dollars at the exchange rate in effect on the transaction date.
Portfolio securities and assets and liabilities denominated
in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,
events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent
value. If such an event occurs, the foreign exchange rate
will be valued at fair value using procedures established and approved by the Board.
The Fund does not separately report the effect of changes
in foreign exchange rates from changes in market prices
on securities held. Such changes are included in net
realized and unrealized gain or loss from investments in the
Statement of Operations.
Realized foreign exchange gains or losses arise from sales
of foreign currencies, currency gains or losses realized
between the trade and settlement dates on securities
transactions and the difference between the recorded
amounts of dividends, interest, and foreign withholding
taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains
and losses arise from changes in foreign exchange rates
on foreign denominated assets and liabilities other than
investments in securities held at the end of the reporting
period.
c. Securities Purchased on a Delayed Delivery Basis
The Fund purchases securities on a delayed delivery basis,
with payment and delivery scheduled for a future date.
These transactions are subject to market fluctuations and
are subject to the risk that the value at delivery may be
more or less than the trade date purchase price. Although
the Fund will generally purchase these securities with
the intention of holding the securities, they may sell the
securities before the settlement date.
d. Securities Lending
The Fund participates in an agency based securities lending
program to earn additional income. The Fund receives
collateral in the form of cash and/or U.S. Government
and Agency securities against the loaned securities in an
amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned
securities, as determined at the close of Fund business each day; any additional collateral required due to changes in
security values is delivered to the Fund on the next business day. Any cash collateral received is deposited into a joint
cash account with other funds and is used to invest in a
money market fund managed by Franklin Advisers, Inc., an
affiliate of the Fund. The Fund may receive income from
the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities
loaned, net of fees paid to the securities lending agent and/
or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect
to any cash collateral investment, securities loaned, and
the risk that the agent may default on its obligations to the
Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the
securities in the open market using the collateral received.
The securities lending agent has agreed to indemnify the
Fund in the event of default by a third party borrower. At
February 28, 2022, the Fund had no securities on loan.
e. Income and Deferred Taxes
It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund
intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from
federal income and excise taxes. As a result, no provision for
U.S. federal income taxes is required.
The Fund may be subject to foreign taxation related to
income received, capital gains on the sale of securities
and certain foreign currency transactions in the foreign
jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist
in the foreign markets in which the Fund invests. When a
capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be
payable if the securities were disposed of on the valuation
date.
1. Organization and Significant Accounting Policies
(continued)
b. Foreign Currency Translation
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements (unaudited)

franklintempleton.com
Semiannual Report
The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain
tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based
on its technical merits. As of February 28, 2022, the Fund
has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open
tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and
are based on the statute of limitations in each jurisdiction in which the Fund invests.
f. Security Transactions, Investment Income,
Expenses and Distributions
Security transactions are accounted for on trade date.
Realized gains and losses on security transactions are
determined on a specific identification basis. Estimated
expenses are accrued daily. Dividend income is recorded
on the ex-dividend date except for certain dividends from
securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information
is received by the Fund. Distributions to shareholders are
recorded on the ex-dividend date. Distributable earnings
are determined according to income tax regulations (tax
basis) and may differ from earnings recorded in accordance
with U.S. GAAP. These differences may be permanent or
temporary. Permanent differences are reclassified among
capital accounts to reflect their tax character. These
reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.
g. Accounting Estimates
The preparation of financial statements in accordance with
U.S. GAAP requires management to make estimates and
assumptions that affect the reported amounts of assets
and liabilities at the date of the financial statements and
the amounts of income and expenses during the reporting
period. Actual results could differ from those estimates.
h. Guarantees and Indemnifications
Under the Fund's organizational documents, its officers
and trustees are indemnified by the Fund against certain
liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the
Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum
exposure under these arrangements is unknown as this
would involve future claims that may be made against the
Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.
2. Shares of Beneficial Interest
At February 28, 2022, there were an unlimited number of shares authorized (without par value). During the periods ended
February 28, 2022 and August 31, 2021 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.
Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 2,068,567 shares. Transactions in the Fund’s shares were as follows:
Six Months Ended
February 28, 2022
Year Ended
August 31, 2021
Shares Amount Shares Amount
Shares repurchased ...................... 109,222 $1,798,822 127,481 $2,109,361
Weighted average discount of market price to net
asset value of shares repurchased .......... 10.66% 11.43%
1. Organization and Significant Accounting Policies
(continued)
e. Income and Deferred Taxes
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements (unaudited)

franklintempleton.com
Semiannual Report
3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton.
Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:
a. Management Fees
The Fund pays an investment management fee, calculated daily and paid monthly, to TAML based on the average daily net assets of the Fund as follows:
Effective April 1, 2022, the Fund will pay an investment management fee, calculated daily and paid monthly, to TAML based on the average daily net assets of the Fund as follows:
For the period ended February 28, 2022, the annualized gross effective investment management fee rate was 1.250% of the
Fund’s average daily net assets.
Under a subadvisory agreement, FTIML, an affiliate of TAML, provides subadvisory services to the Fund. The subadvisory fee is paid by TAML based on the Fund's average daily net assets, and is not an additional expense of the Fund. The subadvisory fee is equal to an annual rate of 50% of the net investment advisory fee. For purposes of the subadvisory agreement, the net investment advisory fee equals (i) 96% of an amount equal to the total management fees payable to TAML, minus any Fund fees and/or expenses waived or reimbursed by TAML, minus (ii) any fees payable by TAML to FT Services for administrative services.
b. Administrative Fees
Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.
c. Investments in Affiliated Management Investment Companies
The Fund invests in one or more affiliated management investment companies. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Fund does not
Subsidiary Affiliation
Templeton Asset Management Ltd. (TAML) Investment manager
Franklin Templeton Investment Management Ltd. (FTIML) Investment manager
Franklin Templeton Services, LLC (FT Services) Administrative manager
Annualized Fee Rate Net Assets
1.250% Up to and including $1 billion
1.200% Over $1 billion, up to and including $5 billion
1.150% Over $5 billion, up to and including $10 billion
1.100% Over $10 billion, up to and including $15 billion
1.050% Over $15 billion, up to and including $20 billion
1.000% In excess of $20 billion
Annualized Fee Rate Net Assets
1.100% Up to and including $1 billion
1.050% Over $1 billion, up to and including $2 billion
1.000% In excess of $2 billion

Templeton Emerging Markets Fund
Notes to Financial Statements (unaudited)

franklintempleton.com
Semiannual Report
invest for purposes of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended February 28, 2022, the Fund held investments in affiliated management investment companies as follows:
4. Income Taxes
At February 28, 2022, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:
Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, corporate actions and wash sales.
5. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2022, aggregated
$32,952,792 and $41,663,544, respectively.
    aa
Value at
Beginning
of Period Purchases Sales
Realized Gain
(Loss)
Net Change in
Unrealized
Appreciation
(Depreciation)
Value
at End
of Period
Number of
Shares Held
at End
of Period
Investment
Income
a       a   a   a   a   a   a   a
Templeton Emerging Markets Fund
Non-Controlled Affiliates
Dividends
Institutional Fiduciary Trust -
Money Market Portfolio, 0.01% . $ 8,099,567 $ 39,775,375 $ (36,621,537) $ — $ — $ 11,253,405 11,253,405 $ 425
Non-Controlled Affiliates
Income from
securities
loaned
Institutional Fiduciary Trust -
Money Market Portfolio, 0.01% . $27,487 $1,397,473 $(1,424,960) $— $— $— — $4
Total Affiliated Securities ... $8,127,054 $41,172,848 $(38,046,497) $— $— $11,253,405 $429
Cost of investments .......................................................................... $215,468,464
Unrealized appreciation ........................................................................ $103,864,240
Unrealized depreciation ........................................................................ (33,904,046)
Net unrealized appreciation (depreciation) .......................................................... $69,960,194
3. Transactions with Affiliates
(continued)
c. Investments in Affiliated Management Investment Companies
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements (unaudited)

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Semiannual Report
6. Concentration of Risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S.
securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Political and financial uncertainty in many foreign regions may increase market volatility and the economic risk of investing in foreign securities. In addition, certain foreign securities may not be as liquid as U.S. securities.
Investing in China A shares may include certain risks and considerations not typically associated with investing in U.S.
securities. In general, A shares are issued by companies incorporated in the People’s Republic of China (PRC) and listed on the Shanghai and Shenzhen Stock Exchanges and available for investment by domestic (Chinese) investors and holders of a Qualified Foreign Institutional Investor (QFII) license and, in the case of certain eligible A shares, through the Shanghai and
Shenzhen Stock Connect programs. The Shanghai and Shenzhen Stock Exchanges are, however, substantially smaller, less liquid and more volatile than the major securities markets in the United States.
Certain investments in Chinese companies may be made through a special structure known as a variable interest entity (VIE).
In a VIE structure, foreign investors, such as the Fund, will only own stock in a shell company rather than directly in the VIE, which must be owned by Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in a restricted or prohibited sector in China. The value of the shell company is derived from its ability to consolidate the
VIE into its financials pursuant to contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the structure and whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies.
Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, would likely cause the
VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the
Fund's returns and net asset value.
Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support
Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. The Fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. At February 28, 2022, the Fund had 1.3% of its net assets invested in securities with significant economic risk or exposure to Russia.

Templeton Emerging Markets Fund
Notes to Financial Statements (unaudited)

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Semiannual Report
7. Novel Coronavirus Pandemic
The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.
8. Credit Facility
The Fund participates in a senior secured revolving credit facility agreement (Credit Facility) with The Bank of Nova Scotia
(BNS) pursuant to which the Fund may borrow up to a maximum commitment amount of $30 million. The Credit Facility provides a source of funds to the Fund to purchase additional investments as part of its investment strategy. Effective
November 24, 2021, the Fund renewed the Credit Facility for $30 million, which was an increase from the previous $15 million, for a one-year term, maturing on November 23, 2022.
Under the terms of the Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund at the applicable rate, pay an annual commitment fee of 0.25% based on the unused portion of the Credit Facility or 0.15%
whenever the outstanding borrowings exceed 75% of the commitment amount. As security for the obligations of the Fund under the Credit Facility, the Fund has granted to BNS a security interest in the assets of the Fund.
At February 28, 2022, the Fund had outstanding borrowings of $25,000,000, which approximates fair value, and incurred interest expenses at a rate equal to the 6-month U.S. Dollar London Interbank Offered Rate plus 0.85%. The borrowings are categorized as Level 2 within the fair value hierarchy. The average borrowings and the average interest rate for the days with outstanding borrowings during the period ended February 28, 2022, were $18,701,657 and 1.07%, respectively.
9. Fair Value Measurements
The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources
(observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical financial instruments
Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)
The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.
A summary of inputs used as of February 28, 2022, in valuing the Fund's assets carried at fair value, is as follows:
Level 1 Level 2 Level 3 Total
Templeton Emerging Markets Fund
Assets:
Investments in Securities:
Common Stocks :
Brazil ............................... $ 804,360 $ 10,604,559 $ — $ 11,408,919
Cambodia ............................ — 674,192 — 674,192
China ............................... 9,639,877 64,044,708 2,881,656 76,566,241
Egypt ............................... — 377,568 — 377,568
Hong Kong ........................... — 480,902 — 480,902

Templeton Emerging Markets Fund
Notes to Financial Statements (unaudited)

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Semiannual Report
A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the  period . At February 28, 2022, the reconciliation is as follows:
Level 1 Level 2 Level 3 Total
Templeton Emerging Markets Fund (continued)
Assets:
Investments in Securities:
Common Stocks:
Hungary ............................. $ 1,898,577 $ — $ — $ 1,898,577
India ................................ — 25,885,705 — 25,885,705
Indonesia ............................ — 2,357,267 — 2,357,267
Mexico .............................. 4,667,377 — — 4,667,377
Pakistan ............................. 932,658 — — 932,658
Peru ................................ 1,207,568 — — 1,207,568
Russia .............................. — 2,224,054 1,074,939 3,298,993
Saudi Arabia .......................... — 407,274 — 407,274
South Africa .......................... 1,791,787 560,935 — 2,352,722
South Korea .......................... — 63,237,523 — 63,237,523
Taiwan .............................. 547,589 47,634,812 — 48,182,401
Thailand ............................. — 5,352,173 — 5,352,173
United Kingdom ....................... — 4,105,048 — 4,105,048
United States ......................... 8,090,203 — — 8,090,203
Preferred Stocks :
Brazil ............................... 9,805,408 2,878,091 — 12,683,499
Rights ................................ — 8,443 — 8,443
Escrows and Litigation Trusts ............... — — —
a
—
Short Term Investments ................... 11,253,405 — — 11,253,405
Total Investments in Securities ........... $50,638,809 $230,833,254
b
$3,956,595 $285,428,658
a
Includes securities determined to have no value at February 28, 2022.
b
Includes foreign securities valued at $230,833,254, which were categorized as Level 2 as a result of the application of market level fair value procedures. See the Financial
Instrument Valuation note for more information.
Balance at
Beginning of
Period Purchases Sales
Transfer
Into
Level 3
a
Transfer
Out of
Level 3
Net
Accretion
( Amortiza -
tion )
Net
Realized
Gain
(Loss)
Net
Unr ealized
Appreciation
(Depreciation)
Balance
at End
of Period
Net Change in
Unrealized
Appreciation
(Depreciation)
on Assets
Held at
Period End
a a a a a a a a a a a
Templeton Emerging Markets Fund
Assets:
Investments in Securities:
Common Stocks :
China ...... $ 3,829,261 $ — $ — $ — $ — $ — $ — $ (947,605) $ 2,881,656 $ (947,605)
Russia ...... — — — 6,717,676 — — — (5,642,737) 1,074,939 (5,642,737)
Escrows and
Litigation Trusts —
b
— — — — — — — —
c
—
Total Investments in
Securities ....... $3,829,261 $— $— $6,717,676 $— $— $— $(6,590,342) $3,956,595 $(6,590,342)
a
Transferred into level 3 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable valuation inputs.
b
Includes securities determined to have no value.
9. Fair Value Measurements
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements (unaudited)

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Semiannual Report
Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of February 28, 2022, are as follows:
10. New Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04,
Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January
2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.
11. Subsequent Events
The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, other than those already disclosed in the financial statements.
Abbreviations
Description
Fair Value
at End of
Period Valuation Technique Unobservable Inputs Amount
Impact to
Fair Value
if Input
Increases
a
Templeton Emerging Markets Fund
Assets:
Investments in Securities:
Common Stocks:
China................. $2,881,656 Discount to last traded
price
Discount 0.0% Decrease
Index movement -9.0% Increase
b
Russia................. 1,074,939 Discount to last traded
price
Discount 20.3% Decrease
b
Underlying stock
movement on
alternative exchange
-18.5% Increase
b
All Other Investments……… —
c
Total.................... $3,956,595
a
Represents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
b
Represents a significant impact to fair value but not net assets.
c
Includes securities determined to have no value at February 28, 2022.
Selected Portfolio
ADR American Depositary Receipt
GDR Global Depositary Receipt
9. Fair Value Measurements
(continued)

Templeton Emerging Markets Fund
Important Information to Shareholders

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Semiannual Report
Share Repurchase Program
The Fund’s Board previously authorized the Fund to
repurchase up to 10% of the Fund’s outstanding shares in
open-market transactions, at the discretion of management.
This authorization remains in effect.
In exercising its discretion consistent with its portfolio
management responsibilities, the investment manager will
take into account various other factors, including, but not
limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be
undesirable because of liquidity concerns or because the
sale might subject the Fund to adverse tax consequences.
Any repurchases would be made on a national securities
exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or
borrowing of the Fund. If and when the Fund’s 10% threshold
is reached, no further repurchases could be completed until
authorized by the Board. Until the 10% threshold is reached,
Fund management will have the flexibility to commence
share repurchases if and when it is determined to be
appropriate in light of prevailing circumstances.
In the Notes to Financial Statements section, please
see note 2 (Shares of Beneficial Interest) for additional
information regarding shares repurchased.
Environmental, Social and Governance Considerations
When choosing equity investments for the Fund, the
investment manager applies a fundamental, research-driven,
long-term approach, focusing on companies with sustainable
earnings power that are trading at a discount to intrinsic
worth. In assessing individual investment opportunities, the investment manager also considers a variety of factors,
including a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company’s securities, as well as material environmental, social and governance (ESG) factors.
In analyzing ESG factors, the investment manager conducts
a materiality-based ESG assessment through both in-depth
research and engagement with companies as appropriate to
assess how a company's practices are aimed at improving
or maintaining the ESG footprint of its operating model. The following provides examples of ESG elements that may be
taken into consideration when assessing a company:
Environmental considerations, which can include
issues such as resource efficiency, carbon emissions
management, waste prevention and recycling and
pollution prevention and control.
Social considerations, which can include issues such
as labor standards, fair wages, diversity and gender
balance, health and safety practices and product
safety.
Governance considerations, which can include
issues such as appropriate accounting practices,
alignment of interests, board effectiveness, capital
allocation, shareholder rights and quality of
disclosures.
Consideration of ESG factors and risks is only one
component of the investment manager’s assessment
of issuers eligible for investment and may not work as
intended. The weight given to ESG factors may vary across
types of investments, industries, regions and issuers and
may change over time, and not every ESG factor may be
identified or evaluated in the investment manager’s analysis.
The investment manager’s assessment of an issuer may
differ from that of other funds or an investor’s assessment
of such issuer. As a result, securities selected by the
investment manager may not reflect the beliefs and values of any particular investor. ESG factors are often not uniformly measured or defined, which could impact the investment
manager’s ability to assess an issuer. The Fund may
underperform other funds that do not consider an issuer’s
ESG factors or that use a different methodology to identify
and/or incorporate ESG factors.
Approval of Renewed Borrowing Arrangements
On October 19, 2021, the Board approved the renewal
of the Fund’s existing committed, senior, secured line of
credit facility (“Existing Credit Facility”) with The Bank of
Nova Scotia for an additional 364-day term (“Credit Facility
Renewal”). The terms of the Credit Facility Renewal are
the same as the terms of the Existing Credit Facility, except that the amount of the commitment of the Credit Facility

Templeton Emerging Markets Fund
Important Information to Shareholders

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Semiannual Report
Renewal (“Commitment”) was increased from $15 million
to $30 million and certificates regarding defaults need to be provided monthly rather than quarterly.
The purpose of the Credit Facility Renewal, and the
accompanying increase from the Existing Credit Facility,
is to provide the Fund with a continuing source of funds
to purchase additional investments and pursue certain
investment strategies. Given the permanent capital structure and the absence of daily liquidity requirements, the Fund’s
closed-end fund structure is particularly well-suited for
leverage. Management believes that it would continue to
benefit the Fund to use the low-cost debt capital presently
afforded by the Existing Credit Facility for an additional 364-
day period, as well as to use the increased Commitment
amount, in order to invest in higher return equity assets over the long-term. Management continues to believe that it
remains an appropriate time to continue this strategy as the outlook for emerging markets is positive and interest rates
remain low, so potential long-term returns could exceed the
cost of the debt. Further, while leverage has the potential
to increase volatility, Management believes that the Fund’s
ongoing accretive buyback program will continue to serve to
mitigate the market price volatility of the Fund.

Templeton Emerging Markets Fund
Annual Meeting of Shareholders - March 7, 2022 (unaudited)

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Semiannual Report
The Annual Meeting of Shareholders of Templeton Emerging Markets Fund (the “Fund”) was held at the Fund’s offices, 300
S.E. 2nd Street, Fort Lauderdale, Florida, on March 7, 2022. The purpose of the meeting was to elect three Trustees of the
Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the
Fund for the fiscal year ending August 31, 2022. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Constantine D. Tseretopoulos, Rupert H. Johnson, Jr. and Gregory E. Johnson.* Shareholders
also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2022. No other business was transacted at the meeting with respect to the Fund.
The results of the voting at the Annual Meeting are as follows:
1. Election of three Trustees:
There were no broker non-votes received with respect to this item.
2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2022:
* Harris J. Ashton, Ann Torre Bates, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, David W. Niemiec, Larry D. Thompson,
and Robert E. Wade are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual
Meeting of Shareholders.
Term Expiring 2025 For
% of
Outstanding
Shares
% of
Shares
Present Withheld
% of
Outstanding
Shares
% of
Shares
Present
Constantine D. Tseretopoulos 9,933,231 61.82% 77.04% 2,960,234 18.42% 22.96%
Rupert H. Johnson, Jr. 9,908,297 61.66% 76.85% 2,985,168 18.58% 23.15%
Gregory E. Johnson 9,924,200 61.76% 76.97% 2,969,265 18.48% 23.03%
Shares
Voted
% of
Outstanding
Shares
% of
Shares
Present
For 12,835,464 79.88% 99.55%
Against 42,665 0.27% 0.33%
Abstain 15,336 0.10% 0.12%

Templeton Emerging Markets Fund

franklintempleton.com
Semiannual Report
Dividend Reinvestment and Cash Purchase Plan
The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:
Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account.
Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.
A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least
$100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company, LLC (the “Plan Administrator”) and sent to American
Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 Attention: Templeton
Emerging Markets Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.
The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.
Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.
A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to
American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon
withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at the current market price and send a check to the participant for the net proceeds.
For more information, please see the Plan’s Terms & Conditions located at the back of this report.

Templeton Emerging Markets Fund
Dividend Reinvestment and Cash Purchase Plan

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Semiannual Report
Transfer Agent
American Stock Transfer and Trust Company, LLC
P.O. Box 922, Wall Street Station,
New York, NY 10269-056
(800) 416-5585
www.astfinancial.com
Direct Deposit Service for Registered Shareholders
Cash distributions can now be electronically credited to a checking or saving account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.astfinancial.com or dial (800)
416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.
Direct Registration
If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company, LLC at (800) 416-5585.
Shareholder Information
Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol “EMF.”
Information about the net asset value and the market price is available at franklintempleton.com.
For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company, LLC’s web site at www.
astfinancial.com and follow the instructions.
The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin
Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).
Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Emerging Markets Fund, 100
Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

Templeton Emerging Markets Fund
Shareholder Information

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Semiannual Report
Board Approval of Investment
Management Agreements
TEMPLETON EMERGING MARKETS FUND
(Fund)
At an in-person meeting held on February 28, 2022
(Meeting), the Board of Trustees (Board) of the Fund,
including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of
1940 (Independent Trustees), reviewed and approved the
continuance of the investment management agreement
between Templeton Asset Management Ltd. (TAML) and
the Trust, on behalf of the Fund and the investment sub-
advisory agreement between TAML and Franklin Templeton
Investment Management Limited (Sub-Adviser), an affiliate
of TAML, on behalf of the Fund (each a Management
Agreement) for an additional one-year period. The
Independent Trustees received advice from and met
separately with Independent Trustee counsel in considering
whether to approve the continuation of each Management
Agreement. TAML and the Sub-Adviser are each referred to
herein as a Manager.
In considering the continuation of each Management
Agreement, the Board reviewed and considered information
provided by each Manager at the Meeting and throughout
the year at meetings of the Board and its committees. The
Board also reviewed and considered information provided
in response to a detailed set of requests for information
submitted to each Manager by Independent Trustee counsel
on behalf of the Independent Trustees in connection with
the annual contract renewal process. In addition, prior to the
Meeting, the Independent Trustees held a virtual contract
renewal meeting at which the Independent Trustees first
conferred amongst themselves and Independent Trustee
counsel about contract renewal matters; then met with
senior leadership regarding the performance of the global
equity funds, as well as expected enhancements to the
Templeton Global Equity Group leadership; and last met
with management to request additional information that
the Independent Trustees reviewed and considered at
the Meeting. The Board later had an opportunity for an
expanded discussion with the leadership of the Templeton
Global Equity Group to hear about strategies to deliver
improved investment returns to shareholders. The Board
reviewed and considered all of the factors it deemed
relevant in approving the continuance of each Management
Agreement, including, but not limited to: (i) the nature,
extent and quality of the services provided by each Manager;
(ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by each Manager
and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund
grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.
In approving the continuance of each Management
Agreement, the Board, including a majority of the
Independent Trustees, determined that the terms of the
Management Agreement are fair and reasonable and that
the continuance of such Management Agreement is in
the best interests of the Fund and its shareholders. While
attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s
determination.
Nature, Extent and Quality of Services
The Board reviewed and considered information regarding
the nature, extent and quality of investment management
services provided by each Manager and its affiliates to the
Fund and its shareholders. This information included, among
other things, the qualifications, background and experience
of the senior management and investment personnel of each
Manager, as well as information on succession planning
where appropriate; the structure of investment personnel
compensation; oversight of third-party service providers;
investment performance reports and related financial
information for the Fund (including its share price discount to net asset value); reports on expenses and shareholder
services; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its
affiliates; and management fees charged by each Manager
and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts
where relevant. The Board noted management’s continued
focus on enhancing the leadership of the Templeton
Global Equity Group and commitment to providing the
resources important to delivering sustainable returns. The
Board also acknowledged the ongoing integration of the
Legg Mason family of funds into the Franklin Templeton
(FT) family of funds and developing strategies to address
areas of heightened concern in the mutual fund industry,
including various regulatory initiatives and recent geopolitical concerns.
The Board also reviewed and considered the benefits
provided to Fund shareholders of investing in a fund that
is part of the FT family of funds. The Board noted the
financial position of Franklin Resources, Inc. (FRI), the

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Shareholder Information

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Semiannual Report
Managers’ parent, and its commitment to the mutual fund
business as evidenced by its reassessment of the fund
offerings in response to the market environment and project
initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board
specifically noted FT’s commitment to being a global leader
in stewardship and sustainability and the recent addition of a senior executive focused on environmental, social and
governance and climate control initiatives.
Following consideration of such information, the Board
was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Fund and
its shareholders.
Fund Performance
The Board reviewed and considered the performance results
of the Fund over various time periods ended November
30, 2021. The Board considered the performance returns
for the Fund in comparison to the performance returns of
mutual funds deemed comparable to the Fund included in
a universe (Performance Universe) selected by Broadridge
Financial Solutions, Inc. (Broadridge), an independent
provider of investment company data. The Board received a
description of the methodology used by Broadridge to select
the mutual funds included in a Performance Universe. The
Board also reviewed and considered Fund performance
reports provided and discussions that occurred with
portfolio managers at Board meetings throughout the year.
A summary of the Fund’s performance results is below.
Such results are based on net asset value without regard to
market discounts or premiums.
The Performance Universe for the Fund included the Fund
and all leveraged closed-end emerging markets funds. The
Board noted that the Fund’s annualized total return for the
three-, five- and 10-year periods was above the median
of its Performance Universe, and for the one-year period
was equal to the median of its Performance Universe. The
Board noted the small size of the Fund’s Performance
Group, which included only three funds, and that therefore
no quintile information was provided for the Fund. The Board concluded that the Fund’s performance was satisfactory.
Comparative Fees and Expenses
The Board reviewed and considered information regarding
the Fund’s actual total expense ratio and its various
components, including, as applicable, management fees;
underlying fund expenses; investment-related expenses;
and other non-management fees. The Board considered the
actual total expense ratio and, separately, the contractual
management fee rate, without the effect of fee waivers,
if any (Management Rate) of the Fund in comparison to
the median expense ratio and median Management Rate,
respectively, of other mutual funds deemed comparable to
and with a similar expense structure to the Fund selected by
Broadridge (Expense Group). Broadridge fee and expense
data is based upon information taken from each fund’s
most recent annual or semi-annual report, which reflects
historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility.
While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase
as assets decline and decrease as assets grow, the Board
believed the independent analysis conducted by Broadridge
to be an appropriate measure of comparative fees and
expenses. The Broadridge Management Rate includes
administrative charges. The Board received a description of
the methodology used by Broadridge to select the mutual
funds included in the Expense Group.
The Expense Group for the Fund included the Fund and two
other leveraged closed-end emerging markets funds. The
Board noted the small size of the Fund’s Expense Group,
which included only three funds, and that therefore no
quintile information was provided for the Fund. The Board
further noted that, of the three funds in the Expense Group, the Management Rate for the Fund was the most expensive
and the actual total expense ratio for the Fund was ranked
second (i.e. the median). The Board further noted that,
in response to a request from the Independent Trustees,
management reviewed the Management Rate for the Fund
and approved a reduction in the Fund’s tiered Management
Rate effective April 1, 2022. The Board further noted that the
Fund’s Sub-Adviser is paid by TAML out of the management
fee TAML receives from the Fund and that the allocation of
the fee between TAML and the Sub-Adviser reflected the
services provided by each to the Fund. After consideration of the above, the Board concluded that the Management Rate
charged to the Fund and the sub-advisory fee paid to the
Sub-Adviser are reasonable.
Profitability
The Board reviewed and considered information regarding
the profits realized by each Manager and its affiliates in
connection with the operation of the Fund. In this respect,
the Board considered the Fund profitability analysis that
addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management
and other services to each of the individual funds during
the 12-month period ended September 30, 2021, being the
most recent fiscal year-end for FRI. The Board noted that
although management continually makes refinements to its
methodologies used in calculating profitability in response
to organizational and product-related changes, the overall

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Shareholder Information

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Semiannual Report
methodology has remained consistent with that used in the
Fund’s profitability report presentations from prior years. The
Board also noted that PricewaterhouseCoopers LLP, auditor
to FRI and certain FT funds, has been engaged by TAML to
periodically review and assess the allocation methodologies
to be used solely by the Fund’s Board with respect to the
profitability analysis.
The Board noted management’s belief that costs incurred
in establishing the infrastructure necessary for the type
of mutual fund operations conducted by each Manager
and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as
well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board
considered management’s outsourcing of certain operations,
which effort has required considerable up-front expenditures by each Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s
expenditures in improving shareholder services provided
to the Fund, as well as the need to implement systems and
meet additional regulatory and compliance requirements
resulting from recent US Securities and Exchange
Commission and other regulatory requirements.
The Board also considered the extent to which each
Manager and its affiliates might derive ancillary benefits from fund operations, potential benefits resulting from personnel and systems enhancements necessitated by fund growth,
as well as increased leverage with service providers and
counterparties. Based upon its consideration of all these
factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.
Economies of Scale
The Board reviewed and considered the extent to which
each Manager may realize economies of scale, if any, as
the Fund grows larger and whether the Fund’s management
fee structure reflects any economies of scale for the benefit of shareholders. The Board believes that each Manager’s
ability to realize economies of scale and the sharing of
such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the
continuous sale of its shares. A closed-end fund, such as
the Fund, does not continuously offer shares, and growth
following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While
believing economies of scale to be less of a factor in the
context of a closed-end fund, the Board believes at some
point an increase in size may lead to economies of scale that would be shared with the Fund and its shareholders. The
Board noted the existence of management fee breakpoints,
which operate generally to share any economies of scale
with the Fund’s shareholders by reducing the Fund’s
effective management fees as the Fund grows in size. The
Board also noted management’s proposed reduction in the
management fee breakpoints effective April 1, 2022. The
Board considered management’s view that any analyses of
potential economies of scale in managing a particular fund
are inherently limited in light of the joint and common costs and investments each Manager incurs across the FT family
of funds as a whole. The Board concluded that to the extent
economies of scale may be realized by each Manager and
its affiliates, the Fund’s management fee structure provides a sharing of benefits with the Fund and its shareholders as the
Fund grows.
Conclusion
Based on its review, consideration and evaluation of all
factors it believed relevant, including the above-described
factors and conclusions, the Board unanimously approved
the continuation of each Management Agreement for an
additional one-year period.
Proxy Voting Policies and Procedures
The Fund’s investment manager has established Proxy
Voting Policies and Procedures (Policies) that the Fund
uses to determine how to vote proxies relating to portfolio
securities. Shareholders may view the Fund’s complete
Policies online at franklintempleton.com. Alternatively,
shareholders may request copies of the Policies free of
charge by calling the Proxy Group collect at (954) 527-
7678 or by sending a written request to: Franklin Templeton
Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale,
FL 33301, Attention: Proxy Group. Copies of the Fund’s
proxy voting records are also made available online at
franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.
Quarterly Statement of Investments
The Fund files a complete statement of investments with
the U.S. Securities and Exchange Commission for the first
and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed
Form N-PORT by visiting the Commission’s website at sec.
gov. The filed form may also be viewed and copied at the
Commission’s Public Reference Room in Washington, DC.
Information regarding the operations of the Public Reference
Room may be obtained by calling (800) SEC-0330.

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

franklintempleton.com
Not part of the semiannual report
1. American Stock Transfer and Trust Company, LLC
(“AST”), will act as Plan Administrator and will open an
account for participating shareholders (“participant”) under the Dividend Reinvestment and Cash Purchase Plan (the
“Plan”) in the same name as that in which the participant’s
present shares are registered, and put the Plan into effect
as of the first record date for a dividend or capital gains
distribution after AST receives the authorization duly
executed by such participant.
2. Whenever Templeton Emerging Markets Fund (the
“Fund”) declares a distribution from capital gains or an
income dividend payable in either cash or shares of the
Fund (“Fund shares”), if the market price per share on the
valuation date equals or exceeds the net asset value per
share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically
receive such Fund shares for participant accounts including
aggregate fractions. The number of additional Fund shares
to be credited to participant accounts shall be determined
by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participating holders by the net asset value per share of the Fund shares on the
valuation date, provided that the Fund shall not issue such
shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for
such distribution or dividend.
3. Whenever the Fund declares a distribution from capital
gains or an income dividend payable only in cash, or if the
Fund’s net asset value per share exceeds the market price
per share on the valuation date, AST shall apply the amount
of such dividend or distribution payable to participants to
the purchase of Fund shares on the open market (less their
pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of
such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value
per share, the average per share purchase price paid by
AST may exceed the net asset value of the Fund’s shares,
resulting in the acquisition of fewer shares than if the
dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such
purchases will be made promptly after the payable date for
such dividend or distribution, and in no event more than 30
days after such date except where temporary curtailment
or suspension of purchase is necessary to comply with
applicable provisions of the Federal securities laws.
4. A participant has the option of submitting additional
payments to AST, in any amounts of at least $100, up to a
maximum of $5,000 per month, for the purchase of Fund
shares for his or her account. These payments may be
made electronically through AST at www.astfinancial.com
or by check payable to “American Stock Transfer and Trust
Company, LLC” and sent to American Stock Transfer and
Trust Company, LLC, P.O. Box 922, Wall Street Station,
New York, NY 10269-0560, Attention: Templeton Emerging
Markets Fund. AST shall apply such payments (less a $5.00
service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed
below in paragraph 6. AST shall make such purchases
promptly on approximately the 15th of each month or,
during a month in which a dividend or distribution is paid,
beginning on the dividend payment date, and in no event
more than 30 days after receipt, except where necessary
to comply with provisions of the Federal securities laws.
Any voluntary payment received less than two business
days before an investment date shall be invested during the
following month unless there are more than 30 days until the next investment date, in which case such payment will be
returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before
such payment is to be invested. Such written notice shall
be sent to AST by the participant, as discussed below in
paragraph 14.
5. For all purposes of the Plan: (a) the market price of the
Fund’s shares on a particular date shall be the last sale
price on the New York Stock Exchange on that date if a
business day and if not, on the preceding business day, or
if there is no sale on such Exchange on such date, then the
mean between the closing bid and asked quotations for such
shares on such Exchange on such date, and (b) net asset
value per share of the Fund’s shares on a particular date
shall be as determined by or on behalf of the Fund.
6. Open market purchases provided for above may be
made on any securities exchange where Fund shares are
traded, in the over-the-counter market or in negotiated
transactions and may be on such terms as to price, delivery
and otherwise as AST shall determine. Participant funds held by AST uninvested will not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within 30 days
after the payable date for any dividend or distribution as
herein provided, or with the timing of any purchases effected.

franklintempleton.com
Not part of the semiannual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(continued)
AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes
of purchases in the open market, AST may aggregate
purchases with those of other participants, and the average
price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.
7. AST will hold shares acquired pursuant to this Plan,
together with the shares of other participants acquired
pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in
accordance with the proxies returned by participants to the
Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.
8. AST will confirm to participants each acquisition made
for an account as soon as practicable but not later than
ten business days after the date thereof. AST will send to
participants a detailed account statement showing total
dividends and distributions, date of investment, shares
acquired and price per share, and total shares of record
for the account. Although participants may from time to
time have an undivided fractional interest (computed to
three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends
and distributions on fractional shares will be credited to
participant accounts. In the event of termination of an
account under the Plan, AST will adjust for any such
undivided fractional interest in cash at the market price of the
Fund’s shares on the date of termination.
9. Any share dividends or split shares distributed by the
Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes
available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase
of additional Fund shares for the participant accounts. The
shares held for participants under the Plan will be added
to underlying shares held by participants in calculating the number of rights to be issued.
10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued
by the Fund or purchased on the open market. AST will
deduct a $5.00 service charge from each voluntary cash
payment. Participants will be charged a pro rata share of
trading fees on all open market purchases.
11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by
notifying AST in writing. Such withdrawal or termination
will be effective immediately if notice is received by AST
not less than two days prior to any dividend or distribution record date; otherwise such withdrawal or termination will
be effective after the investment of any current dividend
or distribution or voluntary cash payment. The Plan may
be terminated by AST or the Fund upon 90 days’ notice
in writing mailed to participants. Upon any withdrawal or
termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of
the shares at the time of withdrawal or termination) to be
delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have
AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00
service charge and a $0.12 per share trading fee for this
transaction from the proceeds. If a participant disposes of
all shares registered in his name on the books of the Fund,
AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.
12. These terms and conditions may be amended or
supplemented by AST or the Fund at any time or times,
except when necessary or appropriate to comply with
applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority,
only by mailing to participants appropriate written notice
at least 90 days prior to the effective date thereof. The
amendment or supplement shall be deemed to be accepted
by participants unless, prior to the effective date thereof,
AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include
an appointment by AST in its place and stead of a successor
Plan Administrator under these terms and conditions, with
full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions.
Upon any such appointment of a Plan Administrator for
the purpose of receiving dividends and distributions, the
Fund will be authorized to pay to such successor Plan
Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such
successor Plan Administrator as provided in these terms and
conditions.

franklintempleton.com
Not part of the semiannual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(continued)
13. AST shall at all times act in good faith and agree to
use its best efforts within reasonable limits to ensure the
accuracy of all services performed under this Agreement
and to comply with applicable law, but shall assume no
responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence,
bad faith or willful misconduct or that of its employees.
14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company, LLC, P.O.
Box 922, Wall Street Station, New York, NY 10269- 0560,
Attention: Templeton Emerging Markets Fund, or www.
astfinancial.com or such other address as AST shall furnish
to the participant, and shall have been deemed to be given
or made when received by AST.
15. Any notice or other communication which by any
provision of the Plan is required to be given by AST to the
participant shall be in writing and shall be deemed to have
been sufficiently given for all purposes by being deposited
postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on
AST’s records. The participant agrees to notify AST promptly of any change of address.
16. These terms and conditions shall be governed by and
construed in accordance with the laws of the State of New
York and the rules and regulations of the U.S. Securities and
Exchange Commission, as they may be amended from time
to time.

TLEMF S 04/22
© 2022 Franklin Templeton Investments. All rights reserved.
Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.
To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.
Semiannual Report
Templeton Emerging Markets Fund
Investment Manager Transfer Agent Fund Information
Templeton Asset
Management Ltd.
American Stock Transfer & Trust Co., LLC
6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number: (800) 416-5585
Hearing Impaired Number: (866) 703-9077
International Number: (718) 921-8124
Hearing Impaired International Number:
(718) 921-8386
www.astfinancial.com
(800) DIAL BEN
®
/
342-5236

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.
Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee
of Listed Registrants.

Members of the Audit Committee are:  David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.
  N/A

Item 7
. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager,
Templeton Asset Management Ltd. (Asset Management)
, in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.
RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES
Templeton Asset Management Ltd. (hereinafter the "Investment Manager") has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.
The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.
In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Manager indicating such intention and provide written instructions directing the Investment Manager or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.
The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).

*
Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

HOW THE INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon the Investment Manager's instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Manager's ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Manager’s evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.
Circumstances Where the Investment Manager May Generally Rely on the Recommendations of a Proxy Service
Certain of the Investment Manager’s clients’ accounts are separate accounts or funds (or a portion thereof) that follow a smart beta strategy, are passively managed to track a particular securities index, or employ a quantitative strategy. These accounts include certain client accounts managed by Franklin Templeton Investment Solutions (“FTIS”), a business unit of the Investment Manager that are managed systematically to either (i) track a specified securities index (including but not limited to exchange traded funds (“ETFs”)) or (ii) seek to achieve other stated investment objectives.
In the case of accounts managed to track an index, the primary criteria for determining whether a security should be included (or continue to be included) in an investment portfolio is whether such security is a representative component of the securities index that the account is seeking to track.  For other systematically-managed accounts that do not track a specific index, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively-managed portfolio would ordinarily employ. Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines ( the “the ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.
The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients (for example, where an issuer files additional solicitation materials after a Proxy Service has issued its voting recommendations but sufficiently before the vote submission deadline and these materials would reasonably be expected to affect the Investment Manager’s voting determination).
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Manager takes the position that relationships between certain affiliates acquired as a result of the Legg Mason transaction that do not use the “Franklin Templeton” name (“Legg Mason Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and a Legg Mason Affiliate) do not present a conflict of interest for the Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Manager operates as an independent business unit from the Legg Mason Affiliate business units, and (ii) informational barriers exist between the Investment Manager and the Legg Mason Affiliate business units. Franklin Templeton employees are under an obligation to bring any conflicts of interest, including conflicts of interest which may arise because of an attempt by a Legg Mason Affiliate business unit or officer or employee to influence proxy voting by the Investment Manager to the attention of Franklin Templeton’s compliance department.
Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Manager’s or an affiliate’s (other than a Legg Mason Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent.
Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
Nonetheless, even though a potential conflict of interest between the Investment Manager or an affiliate (other than a Legg Mason Affiliate as described above) and an issuer may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Otherwise, in
situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates (other than Legg Mason Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers (other than Legg Mason Affiliates) in accordance with the instructions of one or more of the Advisory Clients.
The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.
To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals. If a Franklin Templeton investment company becomes a holder of more than 25% of the shares on a non-affiliated fund, as a result of a decrease in the outstanding shares of the non-affiliated fund, then the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the non-affiliated fund.
In addition, with respect to an open-ended collective investment scheme formed as a Société d'Investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.
Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager's ultimate decision. Each issue is considered on its own merits, and the Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.
Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full- time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (x) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
Even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.
If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager's proxy policy:
1.    The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.
2.    All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group to maintain control over such materials.
3.    The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.
4.    In determining how to vote, the Investment Manager's analysts and relevant portfolio manager(s) will consider their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.
5.    The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.
6.    After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening. If the Proxy Group learns that an issuer has filed additional solicitation materials sufficiently prior to the submission deadline, the Proxy Group will disseminate this information to the Investment Manager so that the Investment Manager may consider this information and determine whether it is material to its voting decision.
7.    The Proxy Group will make every effort to submit the Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.
8.    With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.
9.    The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.
10.   If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.
11.   The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.
12.   The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with legal staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.
13.   The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.
14.   The Proxy Group is subject to periodic review by Internal Audit and compliance groups.
15.   The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.
16.   The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.
17.   The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on materially accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.
18.   The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.
19.   At least annually, the Proxy Group will verify that:
a.    A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.    A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.    Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.    Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.
The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. For proprietary Australian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com.au no later than September 30 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.
PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”
In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.
The ISS proxy voting guidelines can be found at: https://www.issgovernance.com/policy-gateway/voting-policies/.
The Glass Lewis proxy voting guidelines can be found at: https://www.glasslewis.com/voting-policies-current/.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (9/1/21 - 9/30/21)	25,099.000	17.63	25,099.000	1,536,368.00
Month #2 (10/1/21 - 10/31/21)	9,097.000	17.22	9,097.000	1,527,271.00
Month #3 (11/1/21 - 11/30/21)	14,317.000	17.04	14,317.000	1,512,954.00
Month #4 (12/1/21 - 12/31/21)	20,531.000	16.21	20,531.000	1,492,423.00
Month #5 (1/1/22 - 1/31/22)	17,021.000	15.79	17,021.000	1,475,402.00
Month #6 (2/1/22 - 2/28/22)	23,157.000	15.65	23,157.000	1,452,245.00
Total	109,222.000		109,222.000

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective February 26, 2013, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 2,068,567 shares.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)
 Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)
 Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.

Securities lending agent
The board of trustees has approved the Fund’s participation in a securities lending program. Under the securities lending program, JP Morgan Chase Bank serves as the Fund’s securities lending agent.

The securities lending agent is responsible for the implementation and administration of the Funds’ securities lending program. Pursuant to the respective Securities Lending Agreements with the Fund, the securities lending agent performs a variety of services, including (but not limited to) the following:

o Trade finding, execution and settlement
o Settlement monitoring and controls, reconciliations, corporate actions and recall management
o Collateral management and valuation information
o Invoice management and billing from counterparties

For the period ended February 28, 2022, the income earned by the Fund as well as the fees and/or compensation paid by the Fund in dollars pursuant to a securities lending agreement between the Trust with respect to the Fund and the Securities Lending Agent were as follows (figures may differ from those shown in shareholder reports due to time of availability and use of estimates):

Gross income earned by the Fund from securities lending activities	$778
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to Securities Lending Agent from revenue split	$63
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in a revenue split	$ -
Administrative fees not included in a revenue split	$ -
Indemnification fees not included in a revenue split	$ -
Rebate (paid to borrower)	$ -
Other fees not included above	$6
Aggregate fees/compensation paid by the Fund for securities lending activities	$69
Net income from securities lending activities	$709

Item 13. Exhibits.

(a)(1)
Code of Ethics

codeofethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Christopher Kings, Chief Financial Officer, Chief Accounting Officer and Treasurer

section302

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Christopher Kings, Chief Financial Officer, Chief Accounting Officer and Treasurer

section906

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS FUND

By S\MATTHEW T. HINKLE______________________
      Matthew T. Hinkle
      Chief Executive Officer - Finance and Administration
Date  April 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By S\MATTHEW T. HINKLE______________________
Matthew T. Hinkle
      Chief Executive Officer - Finance and Administration
Date  April 26, 2022

By S\CHRISTOPHER KINGS______________________

Christopher Kings
      Chief Financial Officer, Chief Accounting Officer and Treasurer
Date  April 26, 2022